UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 5, 2006
                                                   -----------------------------


                            FOAMEX INTERNATIONAL INC.
                                   FOAMEX L.P.
                           FOAMEX CAPITAL CORPORATION
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

         Delaware                         0-22624                05-0473908
         Delaware                         1-11432                05-0475617
         Delaware                         1-11436                22-3182164
--------------------------------------------------------------------------------
(State or other jurisdiction of         (Commission          (IRS Employer
incorporation or organization)          File Number)         Identification No.)

1000 Columbia Avenue
Linwood, Pennsylvania                                              19061
--------------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:  (610) 859-3000
                                                     ---------------------------

                                 Not applicable
--------------------------------------------------------------------------------
          (Former name or former address if changed since last report)

SECTION 8 - OTHER EVENTS

ITEM 8.01 - Other Events.

At a hearing on October 5, 2006, before the United States Bankruptcy Court for the District of Delaware (the "Court"), the Court extended the exclusive period for Foamex International Inc. (the "Company") to file a plan of reorganization through November 15, 2006. At the hearing, the Company presented evidence that outlined recent developments in the Company's chapter 11 case. Specifically, evidence was presented that the Company is in continuing negotiations with certain significant holders of the Company's common stock regarding the terms of a potential rights offering that would raise additional equity financing that, when coupled with proceeds from the Company's anticipated chapter 11 exit loans, would allow the Company to satisfy the valid claims of creditors in full and allow holders of the Company's common stock to retain their ownership interests in the Company, subject to any dilution that may occur in connection with a rights offering to the Company's current equity holders.

There can be no assurances made by the Company that a definitive transaction will be consummated and that the outcome described above will be achieved, as the terms of both the potential equity investment and the contemplated exit loan transactions remain subject to negotiation, documentation and various Court and other approvals.

This Report shall not be construed as an offer to sell or the solicitiation of an offer to buy any securities.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 6, 2006

                             FOAMEX INTERNATIONAL INC.

                             By:     /s/ Gregory J. Christian
                                     ------------------------------------------
                             Name:   Gregory J. Christian
                             Title:  Executive Vice President and
                                     General Counsel

                             FOAMEX L.P.
                             By: FMXI, INC.,
                                 its Managing General Partner

                             By:     /s/ Gregory J. Christian
                                     ------------------------------------------
                             Name:   Gregory J. Christian
                             Title:  Vice President

                             FOAMEX CAPITAL CORPORATION

                             By:     /s/ Gregory J. Christian
                                     ------------------------------------------
                             Name:   Gregory J. Christian
                             Title:  Vice President and Secretary